Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Arivo Acceptance, LLC

102 W Motor Park Avenue

Sandy, Utah 84070

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Arivo Acceptance Auto Loan Receivables Trust 2022-1, Automobile Receivables-Backed Notes, Series 2022-1. Arivo Acceptance, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 3, 2022, representatives of the Company provided us with a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of January 31, 2022, with respect to 6,607 automobile receivables (the “Statistical Data File”). At the Company’s instruction, we randomly selected 150 automobile receivables from the Statistical Data File (the “Sample Receivables”) and performed certain comparisons for each of the Sample Receivables relating to the automobile loan characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Origination date 3. Original amount financed 4. Original term to maturity 5. Original annual percentage rate (“APR”) 6. Vehicle make	7. Vehicle model 8. Vehicle model year 9. Original monthly P&I payment 10. Model type (new/used) 11. Borrower state 12. FICO score

We compared Characteristics 1. through 10. to the corresponding information set forth on the Installment Sales Contract or the Revised Truth-in-Lending Disclosure (collectively, the “Contract”) and to the Company’s loan servicing system (the “Servicing System”). With respect to Characteristic 10., we were instructed, by representatives of the Company, that the model type would be ascertained as (i) “Used,” if

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(a) the “odometer reading” indicated on the Servicing System was greater than 5,000 miles or (b) the origination date, indicated on the Servicing System, was after March 31st of the year after the vehicle model year indicated on the Servicing System and the odometer reading, indicated on the Servicing System, was less than or equal to 5,000 miles, or (ii) “New,” if the odometer reading indicated on the Servicing System was less than or equal to 5,000 miles and the origination date, indicated on the Servicing System, was prior to March 31st of the year after the vehicle model year.

We compared Characteristic 11. to the corresponding information set forth on the Contract.

We compared Characteristic 12. to the corresponding information set forth on the Company’s loan origination system (the “Origination System”) or to a query from the Company’s origination system provided to us by the Company on February 18, 2022 (the “FICO Score Query”.)

Further, we compared Characteristic 1. to the Title Certificate or Application for Title (collectively, the “Title Certificate”).

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

●	a Title Certificate (as defined above);

●	the security interest of the Company is indicated on a Title Certificate;

●	a Credit Application or an Application for Financing (collectively, the “Application”);

●	a Credit Bureau Report for the borrower and co-borrower (if applicable) (as set forth on the Origination System);

●	a Truth-in-Lending Disclosure Statement; and

●	the Agreement to Provide Insurance or other related correspondence (collectively, the “Agreement to Provide Insurance”).

The automobile loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loan Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 23, 2022

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 23, 2022.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference for original term to maturity.

2	One difference for original annual percentage rate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 23, 2022

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable Number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Servicing System

1	1069713	Original term to maturity	72 months	7 months

Exception Description Number	Sample Receivable Number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Contract

1	495140	Original annual percentage rate	18.39%	18.30%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.